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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported):   APRIL 19, 2001



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



     DELAWARE                      1-13086                       04-2515019
    (State of                    (Commission                  (I.R.S. Employer
  Incorporation)                   File No.)                 Identification No.)


      515 POST OAK BLVD., SUITE 600
             HOUSTON, TEXAS                                           77027
(Address of Principal Executive Offices)                           (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                        EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 5.   OTHER EVENTS

EARNINGS RELEASE

         On April 24, 2001, we announced our earnings for the quarter ended March 31, 2001. A copy of the press release announcing our earnings for the quarter ended March 31, 2001, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ORWELL ACQUISITION

         On April 19, 2001, we completed the acquisition of Orwell Group plc for approximately $250 million, which was paid in the form of approximately 3.37 million shares of our common stock and the assumption of approximately $85 million in assumed indebtedness. We granted to the shareholders of Orwell certain registration and other rights regarding the shares of our common stock received by them. A copy of the press release announcing the Orwell acquisition is filed as Exhibit 99.2 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated April 24, 2001, announcing Weatherford's earnings for the quarter ended March 31, 2001.

         99.2 Press release dated April 23, 2001, announcing the Orwell acquisition.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEATHERFORD INTERNATIONAL, INC.



Dated: April 24, 2001                            /s/ Lisa W. Rodriguez
                                          --------------------------------------
                                                    Lisa W. Rodriguez
                                          Vice President, Finance and Accounting






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                                INDEX TO EXHIBITS


        NUMBER                       EXHIBIT
        ------                       -------
         99.1     Press release dated April 24, 2001, announcing Weatherford's earnings for the quarter ended March 31, 2001.

         99.2 Press release dated April 23, 2001, announcing the Orwell acquisition.






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